DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    In this, our first report to you on Dreyfus Institutional Preferred Money Market Fund, we are pleased to provide the performance results for the Fund's first semi-annual reporting period ended September 30, 1997.
    As you are aware, the Fund began operations on June 11, 1997.
Your Fund produced an annualized yield of 5.65%, or an annualized effective yield of 5.80%, after compounding.*
Economic Review
    A major surprise this year has been that the rate of inflation has continued to moderate. This has occurred despite a tightening labor market and consecutive quarters of strong economic growth. Moreover, overall corporate profits have continued to be surprisingly strong. A lack of visible inflation pressure has kept short-term interest rates steady and has pulled long-term interest rates lower in recent months. Despite a continued tightening bias, low inflation has kept the Federal Reserve Board (the "Fed") in a "wait and see" mode since it last raised short-term rates in March.
    Virtually all measures of price inflation-consumer prices, producer prices and industrial commodity prices-have been subdued this year. Factors suppressing inflation have been the strong dollar that has reduced prices in import-competing industries, lower oil prices and increased productivity. Additionally, the disinflation in health care has continued to help pull core inflation lower. Yet the labor market remains quite tight; the unemployment rate has held below 5% since the spring and wage inflation in some sectors has been steadily accelerating.
    The economy has grown by almost 4% since the summer of 1996. Consumer spending has been strong, fueled by rising real incomes and waning job insecurity. A broad-based rebound in capital spending has developed this year following a brief slowdown over the winter. Exports have been rising at double-digit rates. Even housing activity has remained at high levels, although this sector has not strengthened significantly further. The strength in domestic demand has fueled rapid import growth that, in turn, should help mitigate some of the economic weakness overseas.
    In effect, lower inflation with no change in the Federal Funds rate policy implies a higher real Fed Funds rate, after adjusting for price changes. That acts as a light brake on inflation. Whether stronger brake pressure will be required has not yet been determined by the monetary authorities.
Money Market Overview
    When the Fund began operations, money market rates had moved higher in response to a March quarter-point move by the Fed. Since that time, the economic environment has been one of moderate economic growth with subdued inflation. Citing technological advancements and job security issues which were keeping a lid on inflation, the Fed has determined to keep economic policy steady. As a result, interest rates have declined from their highs and settled into a defined trading range.
    Recent cautionary comments by Fed Chairman Alan Greenspan that "the performance of the labor markets suggests that the economy has been on an unsustainable track" have heightened market volatility and vulnerability. Going forward, the market will continue to look for any evidence influencing the future course of economic policy.
Portfolio Strategy
    Our strategy for dealing with these conditions has been to keep the average maturity of the portfolio slightly longer than the relevant industry average. With the economy in a moderate scenario of growth with subdued inflation-at least through September 30-and the Fed having taken no further anti-inflation actions (other than jawboning by the Chairman), the strategy of keeping a longer portfolio maturity has benefited the Fund. Of course, should market dynamics change, we will adjust the portfolio strategy accordingly.
    It is a pleasure and a privilege to manage money on your behalf.
                              Sincerely,

                          [PATRICIA A LARKIN SIGNATURE]

                              Patricia A. Larkin
                              Senior Portfolio Manager
October 20, 1997
New York, N.Y.
*  Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.
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DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                        SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                    Principal
Negotiable Bank Certificates of Deposit-29.8%                                                         Amount       Value
                                                                                                     --------     --------
Bankers Trust Co.
  6.01%, 8/28/98............................................................                 $        5,000,000 $ 4,998,267
Bank of Tokyo-Mitsubishi Ltd. (London)
  5.85%, 12/19/97...........................................................                          5,000,000   5,000,107
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
  5.85%-5.99%, 3/20/98-4/27/98..............................................                         18,000,000  18,000,000
Dai-Ichi Kangyo Bank Ltd. (Yankee)
  5.68%-5.90%, 11/26/97-1/26/98.............................................                         43,000,000  43,004,616
Fuji Bank Ltd. (Yankee)
  5.68%-5.75%, 10/2/97-10/24/97.............................................                         28,000,000  28,000,000
Industrial Bank of Japan Ltd. (Yankee)
  5.72%-5.81%, 10/23/97-4/27/98.............................................                         36,000,000  36,000,000
National Westminster Bank PLC
  6%, 6/26/98...............................................................                         20,000,000  19,991,579
Sanwa Bank Ltd. (London)
  5.86%, 12/18/97...........................................................                          5,000,000   5,000,105
Sanwa Bank Ltd. (Yankee)
  5.77%-5.84%, 12/24/97-1/26/98.............................................                         18,000,000  18,000,480
Societe Generale (Yankee)
  5.61%-6%, 12/3/97-6/16/98.................................................                         45,000,000  44,992,771
Sumitomo Bank Ltd. (Yankee)
  5.65%-5.90%, 10/8/97-12/19/97.............................................                         31,000,000  31,000,000
SwedBank (Yankee)
  5.57%-5.60%, 10/27/97-11/21/97............................................                         40,000,000  40,000,000
Westdeutsche Landesbank (London)
  5.82%-5.84%, 8/3/98-8/18/98...............................................                         20,000,000  20,006,976
                                                                                                                   --------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $313,994,901).......................................................                                  $ 313,994,901
                                                                                                                   ========
Commercial Paper-36.1%
American Honda Finance Corp.
  5.58%-5.60%, 11/7/97-11/21/97.............................................                  $      35,000,000 $34,737,781
Commercial Credit Co.
  5.57%, 10/16/97...........................................................                         25,000,000  24,942,604
Fina Oil & Chemical Co.
  5.61%, 10/22/97...........................................................                         15,000,000  14,951,612
Finova Capital Corp.
  5.59%-5.61%, 11/7/97-11/14/97.............................................                         40,000,000  39,739,458
General Electric Capital Corp.
  5.71%, 3/3/98.............................................................                         10,000,000   9,764,125
General Motors Acceptance Corp.
  5.69%-5.74%, 1/12/98-4/30/98..............................................                         40,000,000  39,199,547

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                   Principal
Commercial Paper (continued)                                                                        Amount          Value
                                                                                                    --------       --------
Merrill Lynch & Co. Inc.
  5.62%-5.79%, 12/12/97-6/12/98.............................................                     $   25,000,000 $24,443,417
Paine Webber Group Inc.
  5.63%, 11/24/97...........................................................                         10,000,000   9,916,750
Sanwa Business Credit Corp.
  5.62%, 10/22/97...........................................................                         10,000,000   9,967,683
Sears Roebuck Acceptance Corp.
  5.61%, 11/24/97...........................................................                         40,000,000  39,668,200
Spintab AB
  5.57%-5.71%, 10/8/97-2/13/98..............................................                         40,000,000  39,660,980
Sumitomo Corp. of America
  5.63%-5.76%, 10/21/97-3/17/98.............................................                         45,700,000  45,390,327
Svenska Handelsbanken Inc.
  5.69%, 3/27/98............................................................                         25,000,000  24,320,271
Woolwich PLC
  5.72%, 3/10/98............................................................                         25,000,000  24,382,222
                                                                                                                   --------
TOTAL COMMERCIAL PAPER
  (cost $381,084,977).......................................................                                   $381,084,977
                                                                                                                   ========
Corporate Notes-13.6%
Bear Stearns Companies Inc.
  5.70%, 7/21/98 (a)........................................................                    $    15,000,000 $15,000,000
Ford Motor Credit Co.
  5.76%, 2/26/98............................................................                         11,000,000  11,015,062
Merrill Lynch & Co. Inc.
  5.68%, 6/26/98 (a)........................................................                         20,000,000  20,000,000
PHH Corp.
  5.65%-5.69%, 5/26/98-8/4/98 (a)...........................................                         40,000,000  40,000,000
Paine Webber Group Inc.
  5.77%, 7/20/98 (a)........................................................                         15,000,000  15,000,000
Salomon Inc.
  5.79%, 2/16/98............................................................                          2,300,000   2,325,075
  5.84%-5.85%, 7/20/98-8/4/98 (a)...........................................                         40,000,000  40,000,000
                                                                                                                   --------
TOTAL CORPORATE NOTES
  (cost $143,340,137).......................................................                                   $143,340,137
                                                                                                                   ========
Promissory Notes-3.8%
Goldman Sachs Group L.P.
  5.70%-5.86%, 10/14/97-6/12/98 (b,c)
  (cost $40,000,000)........................................................                     $   40,000,000 $40,000,000
                                                                                                                   ========

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                    Principal
Short-Term Bank Notes-8.1%                                                                           Amount        Value
                                                                                                  --------       --------
Bankers Trust Co.
  5.70%, 7/21/98 (a)........................................................                      $  25,000,000 $24,992,173
Bank of Boston
  5.68%, 7/23/98 (a)........................................................                         20,000,000  19,992,155
Comerica Bank
  6%, 6/24/98...............................................................                         15,000,000  14,992,686
Morgan Guaranty Trust Co.
  5.84%, 8/31/98............................................................                         15,000,000  15,007,919
PNC Bank NA
  5.67%, 9/2/98 (a).........................................................                         10,000,000   9,993,761
                                                                                                                   --------
TOTAL SHORT-TERM BANK NOTES
  (cost $84,978,694)........................................................                                    $84,978,694
                                                                                                                   ========
Time Deposits-8.0%
Berliner Handels-und Frankforter Bank (Grand Cayman)
  6.41%, 10/1/97............................................................                       $ 33,000,000 $33,000,000
Canadian Imperial Bank of Commerce (Grand Cayman)
  6.50%, 10/1/97............................................................                         25,000,000  25,000,000
Huntington National Bank (Grand Cayman)
  5.50%, 10/1/97............................................................                         10,000,000  10,000,000
Westdeutshe Landesbank (Grand Cayman)
  6.12%, 10/1/97............................................................                         16,000,000  16,000,000
                                                                                                                   --------
TOTAL TIME DEPOSITS
  (cost $84,000,000)........................................................                                   $ 84,000,000
                                                                                                                   ========
TOTAL INVESTMENTS
  (cost $1,047,398,709).............................................               99.4%                     $1,047,398,709
                                                                                  =======                    ==============
CASH AND RECEIVABLES (NET)..........................................                 .6%                       $  6,660,093
                                                                                  =======                    ==============
NET ASSETS..........................................................              100.0%                     $1,054,058,802
                                                                                  =======                    ==============
Notes to Statement of Investments:
    (a)  Variable interest rate-subject to periodic change.
    (b)  These notes were acquired for investment, not with the intent to distribute or sell.
    (c)  Securities restricted as to public resale. These securities were acquired from 6/16/97-9/17/97 at a cost of par value. At September 30,
   1997, the aggregate value of these securities was $40,000,000 representing approximately 3.8% of net assets and are valued at amortized cost.
SEE NOTES TO FINANCIAL STATEMENTS.
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
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                           SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                 Cost              Value
                                                                                               --------          --------
ASSETS:                          Investments in securities-See Statement of Investments     $1,047,398,709   $1,047,398,709
                                 Cash.......................................                                      1,208,384
                                 Interest receivable........................                                      5,503,526
                                                                                                                   --------
                                                                                                              1,054,110,619
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       51,817
                                                                                                                   --------
NET ASSETS..................................................................                                 $1,054,058,802
                                                                                                                   ========
REPRESENTED BY:                  Paid-in capital............................                                 $1,054,057,835
                                 Accumulated net realized gain (loss) on investments                                    967
                                                                                                                   --------
NET ASSETS..................................................................                                 $1,054,058,802
                                                                                                                   ========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                  1,054,057,835
NET ASSET VALUE, offering and redemption price per share....................                                          $1.00
                                                                                                                       ====
SEE NOTES TO FINANCIAL STATEMENTS.
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
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF OPERATIONS
FROM JUNE 11, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                    $14,734,943
EXPENSES                         Management fee-Note 2(a)...................                                        255,499
                                                                                                                   --------
INVESTMENT INCOME-NET.......................................................                                     14,479,444
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                            967
                                                                                                                   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $14,480,411
                                                                                                                   ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM JUNE 11, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(UNAUDITED)
OPERATIONS:
  Investment income-net.....................................................................                    $14,479,444
  Net realized gain (loss) on investments...................................................                            967
                                                                                                                   --------
    Net Increase (Decrease) in Net Assets Resulting from Operations.........................                     14,480,411
                                                                                                                   --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.....................................................................                    (14,479,444)
                                                                                                                   --------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.............................................................                  2,394,978,238
  Dividends reinvested......................................................................                     14,272,852
  Cost of shares redeemed...................................................................                 (1,355,293,255)
                                                                                                                   ========
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions.................                  1,053,957,835
                                                                                                                   --------
      Total Increase (Decrease) in Net Assets...............................................                  1,053,958,802
NET ASSETS:
  Beginning of Period.......................................................................                        100,000
                                                                                                                   --------
  End of Period.............................................................................                $ 1,054,058,802
                                                                                                                   ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment  return, ratios to average net assets and other supplemental data for the period from June 11, 1997
(commencement of operations) to September 30, 1997. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period..................................................              $ 1.00
                                                                                                           ---
    Investment Operations:
    Investment income-net.................................................................                .017
                                                                                                           ---
    Distributions:
    Dividends from investment income-net..................................................               (.017)
                                                                                                           ---
    Net asset value, end of period........................................................              $ 1.00
                                                                                                          ====
TOTAL INVESTMENT RETURN...................................................................                5.70%*
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................................                 .10%*
    Ratio of net investment income
      to average net assets...............................................................                5.67%*
    Net Assets, end of period (000's Omitted).............................................          $1,054,059
*  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Institutional Preferred Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.
    (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS INSITUTIONAL
PREFERRED MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            194SA979
Registration Mark
[Dreyfus logo]
Institutional
Preferred Money
Market Fund
Semi-Annual
Report
September 30, 1997